SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: July 30, 2004
                (Date of earliest event reported)

        FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, providing for the issuance of the First Horizon Alternative
    Mortgage Securities Trust 2004-AA3, Mortgage Pass-Through
                 Certificates, Series 2004-AA3).


               FIRST HORIZON ASSET SECURITIES INC.
     (Exact name of Registrant as specified in its charter)


      Delaware             333-110100           75-2808384
     (State of        (Commission File No.)  (I.R.S. Employer
   Incorporation)                            Identification No.)




            4000 Horizon Way
              Irving, Texas                             75063
(Address of Principal executive offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on July 28, 2004, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-AA3 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of July 30, 2004 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of adjustable rate, one- to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of July 30, 2004 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as
Exhibit 10.1 and Exhibit 10.2, respectively.

     On July 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2004 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $216,926,100 have been sold by the Registrant to FTBNA pursuant to an Underwriting Agreement dated as of November 20, 2003 (the " Underwriting Agreement"), as supplemented by a Terms Agreement dated as of July 26, 2004, each by and among FTBNA, the Registrant and FHHLC. The Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.1.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.  Description
          -----------  --------------------------------------------

             1.1 Underwriting Agreement November 20, 2003, by and among FTBNA, the Registrant and FHHLC *

             4.1 Pooling and Servicing Agreement dated as of July 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

             10.1 Mortgage Loan Purchase Agreement dated as of July 30, 2004, by and between FHHLC, as Seller, and FTBNA, as Purchaser

             10.2 Mortgage Loan Purchase Agreement dated as of July 30, 2004, by and between FTBNA, as Seller, and the Registrant, as Purchaser





   *   Previously filed with the Commission December 15, 2003, as
       Exhibit 1.1 to the Registrant's Current Report on Form 8-K
       (No. 333-73524)

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST HORIZON ASSET SECURITIES INC.



August 3, 2004             By:  /s/ Wade Walker
                              ----------------------------------
                              Wade Walker
                              Senior Vice President - Asset
                                Securitization

                        INDEX TO EXHIBITS
                        -----------------


     Exhibit No.
     -----------

        1.1 Underwriting Agreement dated as of November 20, 2003, by and among FTBNA, the Registrant and FHHLC*

        4.1 Pooling and Servicing Agreement dated as of July 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

        10.1 Mortgage Loan Purchase Agreement dated as of July 30, 2004, by and between FHHLC, as Seller, and FTBNA, as Purchaser

        10.2 Mortgage Loan Purchase Agreement dated as of July 30, 2004, by and between FTBNA, as Seller, and the Registrant, as Purchaser















       *   Previously filed with the Commission December 15, 2003, as
           Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)